Exhibit 10.2

SECOND AGREEMENT TO AMEND
TO
AGREEMENT
BY AND BETWEEN
WEST PHARMACEUTICAL SERVICES, INC.
AND
THE GOODYEAR TIRE & RUBBER COMPANY

THIS SECOND AGREEMENT TO AMEND (the "Amendment") is by and between THE GOODYEAR TIRE & RUBBER COMPANY, an Ohio corporation with offices in Akron, Ohio (hereinafter called "SELLER") and WEST PHARMACEUTICAL SERVICES, INC., a Pennsylvania Corporation with offices in Exton, Pennsylvania, (hereinafter called "BUYER").

WHEREAS, SELLER and BUYER are party to that certain AGREEMENT BY AND BETWEEN WEST PHARMACEUTICAL SERVICES, INC. AND THE GOODYEAR TIRE & RUBBER COMPANY dated January 1, 2005, and fully executed June 9, 2005 and subsequently amended effective July 1, 2008 for the purchase of synthetic rubber (the "Agreement"),

WHEREAS, SELLER and BUYER desire to amend the Agreement as set forth below; and

NOW, THEREFORE, the parties hereto agree as follows:

(1)    Section 3 BASE PRICE of the Agreement shall be deleted in its entirety and the following substituted therefor:

"The prices for the Products sold to BUYER beginning in January of 2016 are as follows, subject to adjustment pursuant to Section 4, below:

Natsyn® [***] synthetic polyisoprene rubber	[***] /lb
Natsyn® [***] synthetic polyisoprene rubber	[***] /lb
Natsyn® [***] synthetic polyisoprene rubber	[***] /lb
Natsyn® [***] synthetic polyisoprene rubber	[***] /lb
Plioflex® [***] emulsion styrene-butadiene rubber	[***] /lb

Where, "current year" is defined as the then current calendar year, provided that at no time will the value of "current year" be less than 2018. To be certain, for calculation purposes, for the calendar years 2016 and 2017 the value of current year will be 2018.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(2)    Section 4 COST OF ENERGY AND RAW MATERIAL SURCHARGE of the Agreement shall be deleted in its entirety and the following substituted therefor:

"The price of all Products will be subject to [***] adjustments based on the cost of energy calculated on the first business day of the [***], beginning in January of 2016, as follows:

The price of all Products during a [***]will be increased by [***] for every [***] the Current Price of [***] increases over the benchmark of level of [***]. On the first day of [***], the Current Price of [***] will be determined based on the [***] price for the [***]. The "last day settle" is the third to last business day of the month. As used in this Section, the term [***] means the [***]. For example, on the first business day in January 2016, the [***] will be added together and then divided by [***]. If the total is more than [***] over [***] than a [***] surcharge per pound of Product will be added for each [***] increment.

The following chart is provided for illustrative purposes and is not intended to suggest a limitation on the price of [***] or the surcharge:

Price of [***] per [***]	Surcharge per Product Pound

[***] to [***]	[***]
[***] to [***]	[***]
[***] to [***]	[***]
[***] to [***]	[***]

The price of Natsyn Products will be subject to [***] adjustments for increased raw material costs on the first business day of each [***], beginning in January of 2016, as follows:

The price of Natsyn Products during a [***] will be increased by [***] for every [***] the Current Price of [***] increases over the benchmark level of [***]. On the first day of each [***], the Current Price of [***] will be determined by calculating the average of the [***]. As used herein, [***] means for a given [***]. As used in this Section, the term [***] means the [***]. For example, on the first business day of January 2016, the average of the averages of the high and low prices for [***] for each day of publication for the months of [***] will be calculated, then the three [***] will be averaged. If the total is more than [***] over [***] then a [***] surcharge per pound of Natsyn Product will be added for each [***] increment.
The following chart is provided for illustrative purposes and is not intended to suggest a limitation on the price of [***] or the surcharge:"

Price of [***]	Surcharge per Product Pound

[***] to [***]	[***]
[***] to [***]	[***]
[***] to [***]	[***]
[***] to [***]	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(3)    Section 5 Term of the agreement shall be deleted in its entirety and the following substituted therefor:

The term of this Agreement shall begin on January 1,2005 and continue until December 31, 2020. Either party may unilaterally terminate this Agreement at any time giving the other party not less than thirty-six (36) months advance written notice.

(1)	This Amendment shall be effective as of December 31, 2015.

(2)	This Amendment contains the entire agreement of the parties with respect to changes to the Agreement, and there are no oral understandings, representations or warranties affecting it.

(3)	Except as expressly modified by this Amendment, the terms and conditions of the Agreement shall remain unchanged. The Agreement, as modified by this Amendment, remains in full force and effect.

IN WITNESS WHEREOF , the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the dates shown below.

THE GOODYEAR TIRE & RUBBER COMPANY

By:     /s/ Steve McClellan
Name:     Steve McClellan
Title:     President, Americas
Date:     9-16-16
Attest:     [Illegible]

WEST PHARMACEUTICAL SERVICES, INC

By:     /s/ Eric M. Green
Name:     Eric M. Green
Title:     CEO
Date:     October 23, 2015